SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                               February 23, 2000



                               GEOKINETICS INC.

              (Exact name of Registrant as specified in charter)


          DELAWARE                      0-9268                   94-1690082
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(State or other jurisdiction of      (Commission                (IRS Employer
       incorporation)                File Number)            Identification No.)

8401 WESTHEIMER, SUITE 150,         HOUSTON, TEXAS                  77063
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code: (713) 850-7600

ITEM 5.     OTHER EVENTS

            On February 23, 2000, the Registrant sold all of the outstanding capital stock of its subsidiary, Reliable Exploration, Incorporated, a Montana corporation ("Reliable"), to RNS, LLC, a Montana limited liability company ("RNS"). RNS is wholly owned by Allen Rein, Kim Nordberg and Scott Schmitt (the "Former Shareholders"), the persons from whom Registrant had previously acquired such Reliable stock in January 1998. The transaction (the "Reliable Sale") was completed pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement"), by and among the Registrant, RNS, and the Former Shareholders.

            The consideration received by Registrant in the Reliable Sale consisted of (i) a $250,000 promissory note, payable in 36 monthly installments and bearing interest at a fixed rate of 8% per annum, and (ii) 375,000 shares of the Registrant's common stock, $.01 par value per share. The consideration for the Reliable Sale was determined as a result of arms-length negotiations among the parties to the Stock Purchase Agreement. In addition, as a condition to the closing of the Reliable Sale, Registrant obtained a release of its guaranty of Reliable's indebtedness to a former shareholder of Reliable.

            The description contained herein of the Reliable Sale is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 2.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not Applicable.

            (b)   PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.

            (c)   EXHIBITS.

                  (2) Stock Purchase Agreement, dated January 1, 2000, among Geokinetics Inc., RNS, LLC, and Allen Rein, Kim Nordberg and Scott Schmitt (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted Exhibit to the Stock Purchase Agreement).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      March 8, 2000

                                          GEOKINETICS INC.



                                          By:    /s/ THOMAS J. CONCANNON
                                          Name:  Thomas J. Concannon
                                          Title: Vice President and Chief
                                                 Financial Officer

                            STOCK PURCHASE AGREEMENT

                                      AMONG

                                GEOKINETICS INC.,

                                       AND

                                    RNS, LLC,

                                   ALLEN REIN,
                                  KIM NORDBERG

                                       AND

                                  SCOTT SCHMITT

                            EFFECTIVE JANUARY 1, 2000

                           STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "AGREEMENT") is made and entered into as of January 1, 2000, by and among Geokinetics Inc., a Delaware corporation (the "SELLER"), and the holder of all of the outstanding capital stock of Reliable Exploration, Inc., a Montana corporation (the "Company"), RNS, LLC, a Montana limited liability company ("BUYER"), and Allen Rein, Kim Nordberg and Scott Schmitt (the "FORMER SHAREHOLDERS"). The Buyer, the Former Shareholders and the Seller are sometimes referred to collectively herein as the "PARTIES."

      The Company is engaged in the business of conducting 2-D and 3-D seismic surveys of oil and gas prospects (the "BUSINESS").

      The Seller owns 600 shares of the issued and outstanding common stock of the Company, $.10 par value per share (the "COMMON STOCK"), representing all of the issued and outstanding capital stock of the Company.

      This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer all of the shares of the Common Stock in return for a $250,000 promissory note (the "BUYER'S NOTE") and 375,000 shares of the Seller's common stock, $.01 par value per share ("SELLER COMMON STOCK") to be transferred to the Seller by the Former Shareholders.

      The Former Shareholders are the sole owners of the Buyer, and each of them finds it advantageous and in their respective best interest to enter into this Agreement and complete the transactions contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

                                   ARTICLE I.

                                    GENERAL

      1.1 DEFINITIONS. Unless otherwise stated in this Agreement, capitalized terms shall have the following meanings:

      "ACQUIRED SHARES" means 600 shares of Common Stock of the Company owned by the Seller, representing one hundred percent (100%) of the total issued and outstanding shares of the capital stock of the Company.

      "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses.

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
      "AFFILIATE" has the meaning set forth in Rule 12-2 of the regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act.

      "AGREEMENT" has the meaning set forth in the first paragraph above.

      "BUYER" has the meaning set forth in the first paragraph above.

      "CLOSING" has the meaning set forth in Section 1.5 below.

      "CLOSING DATE" has the meaning set forth in Section 1.5 below.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMON STOCK" means the common stock, $.10 par value per share, of the Company.

      "COMPANY" has the meaning set forth in the first paragraph above.

      "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 3.6 below.

      "DLJ GUARANTY" has the meaning set forth in Section 5.1(e) below.

      "ESCROW AGREEMENT" has the meaning set forth in Section 1.6 below.

      "FORMER SHAREHOLDERS" has the meaning set forth in the first paragraph above.

      "INDEMNIFIED PARTY" has the meaning set forth in Section 6.4 below.

      "INDEMNIFYING PARTY" has the meaning set forth in Section 6.4 below.

      "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

      "PARTY" has the meaning set forth in the first paragraph above.

      "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "PROCESS AGENT" has the meaning set forth in Section 7.17 below.

      "PURCHASE PRICE" has the meaning set forth in Section 1.3 below.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

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
      "SECURITY INTEREST" means any mortgage, deed of trust, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable,
(c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

      "SELLER" has the meaning set forth in the first paragraph above.

      "SELLER COMMON STOCK" has the meaning set forth in Section 1.4 below.

      "SELLER GUARANTY" means the common stock $.001 par value per share, of the Seller.

      "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      "THIRD PARTY CLAIM" has the meaning set forth in Section 6.4(a) below.

      1.2 AGREEMENT TO PURCHASE AND SELL ACQUIRED SHARES. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, all of the Acquired Shares for the consideration specified below in Section 1.3.

      1.3 PURCHASE PRICE. In consideration for the delivery of the Acquired Shares, Buyer and the Former Shareholders agree to pay and deliver to the Seller at the Closing the aggregate consideration (the "PURCHASE PRICE") consisting of
(i) $250,000 payable to the Seller by delivery of a promissory note ("BUYER'S NOTE") in the form attached as Exhibit 1.3 and (ii) 375,000 shares of validly issued, fully paid and nonassessable shares of Seller Common Stock.

      1.4 RELEASE OF GUARANTY. Concurrently with and as a condition to the Closing, the Buyer and the Former Shareholders shall cause the Company to obtain a release of the Seller's Guaranty Agreement dated January 26, 1998 (the "SELLER'S GUARANTY") of the Company's debt obligations to Roland L. Burke on terms and conditions satisfactory to the Seller.

      1.5 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of the Company in Billings, Montana, commencing at 9:00 a.m. local time on February 23, 2000, or if later, the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the

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
transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the "CLOSING DATE"); provided, however, that the Closing Date shall be no later than February 25, 2000. The Closing shall be effective as of the commencement of business on January 1, 2000.

      1.6 DELIVERIES AT THE CLOSING. At the Closing, (i) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in
Section 5.1 below, (ii) the Buyer and the Former Shareholders will deliver to the Seller the various certificates, instruments, and documents referred to in
Section 5.2 below, (iii) the Seller will deliver to the Buyer stock certificates representing all of the Acquired Shares, endorsed in blank or accompanied by duly executed assignment documents, (iv) the Buyer and the Former Shareholders will deliver to the Seller the Purchase Price as specified in Section 1.3 above, and (v) the Parties will execute an instrument terminating the Escrow Agreement dated January 26, 1998 among Seller, the Former Shareholders and William G. Small, as Escrow Agent (the "ESCROW AGREEMENT"), and (v) the Parties will execute a Mutual Release of Claims in the form attached as Exhibit 1.6 hereto.

                                  ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

      2.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer, that the statements contained in this Section 2.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.1 with respect to Seller).

            (a) AUTHORIZATION OF TRANSACTION. The Seller has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

            (b) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound or to which any of Seller's assets is subject.

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
            (c) BROKERS' FEES. The Seller has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

            (d) ACQUIRED SHARES. The Seller holds of record and owns beneficially the Acquired Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than as contemplated in this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

            (e) TAXES. The Company has filed all Tax Returns that it was required to file since January 26, 1998. All such Tax Returns were materially correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid commencing on January 26, 1998. The Company currently is not the beneficiary of any extension of time in which to file any Tax Return. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax. Since January 26, 1998, the Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. Neither the Seller nor any officer (or employee responsible for Tax Matters) of the Seller expects any authority to assess any additional Taxes against the Company for any period for which Tax Returns have been filed. Except for (i) the matter described in the Escrow Agreement and
      (ii) certain sales taxes related to operations of the Company conducted prior to January 26, 1998, there is no dispute or claim concerning any Tax Liability of the Company either (A) claimed or raised by any authority in writing or (B) as to which any of the Seller or its officers (and employees responsible for Tax Matters) has knowledge, based upon personal contact with any agent of such authority. The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax Assessment or deficiency.

      2.2 REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE FORMER SHAREHOLDERS. Each of the Former Shareholders and Buyer represents and warrants to the Seller that the statements contained in this Section 2.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.2).

            (a) AUTHORIZATION OF TRANSACTION. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Montana. The Buyer and each of the Former Shareholders have full power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution and delivery by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the [MEMBERS] of the Buyer. No other corporate proceedings on the part of the Buyer are necessary to authorize the execution and delivery of this Agreement or the performance by the Buyer of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and the Former Shareholders and constitutes the valid and legally binding obligation of the Buyer and each of the Former Shareholders, enforceable against each of them in accordance with its terms and conditions. Neither the Buyer nor any of the Former Shareholders needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

            (b) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any provision of the Buyer's charter or other organizational documents, (B) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or
      (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer or any of the Former Shareholders is a party or by which any of their respective assets is subject.

            (c) BROKERS' FEES. None of the Buyer nor any of the Former Shareholders has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

            (d) INVESTMENT. Buyer is purchasing the Acquired Shares for its own account with the present intention of holding the Acquired Shares for investment purposes and not with a view to or for sale in connection with any distribution of the Acquired Shares in violation of any applicable securities law. Buyer will refrain from transferring or otherwise disposing of any of the Acquired Shares, or any interest therein, in such manner as to cause Seller to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities or state blue sky law.

            (e)   RESTRICTED SECURITIES.

                  (i) The Buyer has the knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of approving this Agreement and the transactions contemplated herein.

                  (ii) The Buyer is able to bear the economic risks of his
            investment in the Acquired Shares Buyer Common Stock.

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
                  (iii) The Buyer has been represented by legal counsel in this transaction and the Buyer and its advisors, including such counsel, have been given the opportunity to ask questions of, and receive answers from, the officers of the Seller concerning the terms of the transactions contemplated by this Agreement and the affairs and the business and financial condition of the Company, including the matters described in Section 2.1(e) above..

                  (iv) The Buyer has made such inquiries by itself and through his advisors in making a decision to approve this Agreement and the transactions contemplated herein as the Buyer has deemed necessary and advisable.

                                 ARTICLE III.

                   CONDUCT AND TRANSACTIONS PRIOR TO CLOSING

      3.1 GENERAL. The Parties agree that with respect to the period between the execution of this Agreement and the Closing, each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article V below).

      3.2 OPERATION OF BUSINESS. The Seller covenants and agrees that, prior to the Closing, unless Buyer and the Former Shareholders shall otherwise agree and except as otherwise expressly contemplated or permitted by this Agreement, the Seller will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock.

      3.3 PRESERVATION OF BUSINESS. The Seller will (i) cause the Company to keep its Business and properties substantially intact, keep in full force and effect all rights, licenses, permits and authorizations relating to its Business or properties, keep available the services of its officers and employees as a group and maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with the Company; (ii) notify Buyer and the Former Shareholders of any emergency or other change in the normal course of its Business or in the operation of its properties and of any tax audits, tax claims, governmental or third party complaints, investigation or hearings (or communications indicating that the same may be contemplated) if such emergency, change, audit, claim, complaint, investigation or hearing would reasonably be material, individually or in the aggregate, to the financial condition, results of operations or Business of the Company, or to the Buyer's or the Former Shareholder's ability to consummate the transactions contemplated by this Agreement.

      3.4 FULL ACCESS. The Seller will permit, and the Seller will cause the Company to permit, representatives of the Buyer and the Former Shareholders to have full access, at all reasonable times,

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to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

      3.5 EXCLUSIVITY. The Seller will not (and the Seller will not cause or permit the Company to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of, the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Seller will notify the Buyer and the Former Shareholders immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

      3.6   CONFIDENTIALITY.

            (a) All Confidential Information (as hereafter defined), acquired by any Party with respect to any other Party shall be (i) maintained in strict confidence, (ii) used only for the purpose of and in connection with evaluating the transactions contemplated by this Agreement, and (iii) disclosed only to employees and duly authorized agents and representatives of receiving Party who have been informed of the obligations of such Party's under this Section 3.6. The Party will take all reasonable measures to restrain its representatives and agents from prohibited or unauthorized disclosure of Confidential Information. Notwithstanding any of the foregoing, Seller may make filings and other public disclosures of the transactions contemplated by this Agreement as Seller deems appropriate pursuant to applicable securities laws. For purposes of this Agreement, "CONFIDENTIAL INFORMATION" shall mean all information acquired by a Party from another Party with respect to such Party, other than information generally available to the public, other than as a result of disclosure by the receiving Party in violation of this Section 3.6 and information which is rightfully disclosed to receiving Party on a nonconfidential basis from a source other than the other Party or its representatives, provided such source is not known by the receiving Party to be bound by a confidentiality agreement with, or other obligation of secrecy to, another Party. If the transactions contemplated by this Agreement are not consummated, all Confidential Information in written or printed or other tangible form (either copies or originals) shall be returned to disclosing Party.

            (b) In the event that a receiving Party is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, the receiving Party will notify the Seller promptly of the request or requirement so that the Seller may seek an appropriate protective order or waive compliance with the provisions of this Section 3.8. If, in the absence of a protective order or the receipt of a waiver hereunder, the receiving Party is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the receiving Party may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Party shall use his or its reasonable best efforts to obtain, at the request of the disclosing Party, an

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      order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Sellers shall designate.

                                  ARTICLE IV.

                            POST-CLOSING COVENANTS

      4.1 GENERAL. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article VI below). The Seller acknowledges and agrees that from and after the Closing, the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company and the Seller shall have reasonable access to such documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company, during normal business hours. Notwithstanding the foregoing to the contrary, the Parties agree that Seller shall cause the Company to file all sales tax returns required for the period of the Company's operation through December 31, 1999.

      4.2 LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Article VI below).

      4.3 TRANSITION. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company and after the Closing as it maintained with the Company prior to the Closing.

                                  ARTICLE V.

                             CONDITIONS OF CLOSING

      5.1 CONDITIONS OF OBLIGATIONS OF THE BUYER. The obligations of the Buyer and the Former Shareholders to consummate the transactions to be performed by each of them in connection with the Closing are subject to satisfaction of the following conditions:

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            (a)  the representations and warranties set forth in Section 2.1 above shall be true and correct in all material respects at and as of the Closing Date;

            (b) the Seller shall have performed all obligations and agreements and complied with all of their covenants in this Agreement in all material respects at or before the Closing;

            (c) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Acquired Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate the Business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

            (d) the Seller shall have delivered to the Buyer and the Former Shareholders a certificate dated as of the Closing Date and executed by the Seller to the effect that each of the conditions specified above in Sections 5.1(a) to 5.1(c) is satisfied in all respects;

            (e) the Seller shall have arranged for the Company's liability under the terms of its guaranty (the "DLJ GUARANTY") of certain indebtedness of the Seller to be released, and the Seller shall provide the Buyer with such documents or information as the Buyer may reasonably request to evidence the release of the DLJ Guaranty; and

            (f) the Seller and the Former Shareholders shall have terminated the Escrow Agreement and all funds in escrow shall have been distributed to Former Shareholders, net of any escrow fees.

The Buyer and the Former Shareholders may waive any condition specified in this
Section 5.1 if they execute a writing so stating at or prior to the Closing.

      5.2 CONDITIONS OF OBLIGATIONS OF THE SELLER. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

            (a) the representations and warranties set forth in Section 2.2 above shall be true and correct in all material respects at and as of the Closing Date;

            (b) the Buyer and the Former Shareholders shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

            (c) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect), or (C) affect adversely the right of the Seller to own the Seller Common Stock; and

            (d) the Buyer and the Former Shareholders shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Sections 5.2(a) to 5.2(c) is satisfied in all respects;

The Seller may waive any condition specified in this Section 5.2 if it executes a writing so stating at or prior to the Closing.

                                  ARTICLE VI.

                      REMEDIES FOR BREACHES OF AGREEMENT

      6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of eighteen (18) months thereafter, except for representations regarding the Company's Tax Liabilities, which representations will expire and be terminated on the date of expiration of the statute of limitations for collection of such Tax Liability in question.

      6.2   INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.

            (a) In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein and, provided that the Buyer makes a written claim for indemnification against the Seller pursuant to Section 7.9 below within the survival period specified in Section 6.1 hereof, then the Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of the survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). Notwithstanding the foregoing to the contrary, none of the Seller shall be required to indemnify the Buyer from any Adverse Consequences pursuant to this Section 6.2(a) until the Buyer has suffered Adverse Consequences in excess of a $10,000 aggregate threshold (at which point the Seller will be obligated to indemnify the Buyer from and against all such Adverse Consequences in excess of such threshold).

            (b) The Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company for the unpaid Taxes of any Person

      (other than the Company) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      6.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLER. In the event the Buyer or any of the Former Shareholders breaches (or in the event any third party alleges facts that, if true, would mean the Buyer or any of the Former Shareholders has breached) any of its representations, warranties, and covenants contained herein, provided that the Seller makes a written claim for indemnification against the Buyer or any of the Former Shareholders pursuant to
Section 7.9 below within the survival period specified in Section 6.1 hereof, then the Buyer and the Former Shareholders agree, jointly and severally, to indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of the survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). In addition to the other indemnification obligations of the Buyer contained in this Agreement, the Former Shareholders, jointly and not severally, agree to indemnify the Seller from and against a maximum of $225,000, in the aggregate, of Adverse Consequences (including the Seller's attorneys' fees) which the Seller may suffer resulting from, arising out of, relating to, in the nature of, or caused by (x) a claim asserted by the Internal Revenue Service for certain taxes, penalties and interest regarding the Company's alleged obligation to file Forms 1099 (and pay backup withholding taxes) in connection with the amounts that the Company pays to landowners in order to conduct operations on their properties or
(y) the claim asserted by any state or local taxing authority for certain sales taxes, penalties and interest regarding the operations that the Company conducted prior to January 26, 1998.

      6.4   MATTERS INVOLVING THIRD PARTIES.

            (a) If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Article VI, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

            (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

            (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 6.4(b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

            (d) In the event any of the conditions in Section 6.4(b) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VI.

      6.5 OTHER INDEMNIFICATION PROVISIONS. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant.

                                  ARTICLE VII.

                                 MISCELLANEOUS

      7.1 TERMINATION OF AGREEMENT. Certain of the Parties may terminate this greement as provided below:

            (a) the Buyer, the Former Shareholders and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

            (b) the Buyer and the Former Shareholders may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer have notified the Seller of the breach, and the breach has continued without cure for a period of ten (10) days after the notice of breach; and

            (c) the Seller may terminate this Agreement by giving written notice to the Buyer and the Former Shareholders at any time prior to the Closing in the event the Buyer or the Former Shareholders has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer and the Former Shareholders of the breach, and the breach has continued without cure for a period of ten (10) days after the notice of breach.

      7.2 EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to Section 7.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

      7.3 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer and the Seller; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

      7.4 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

      7.5 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

      7.6 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

      7.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      7.8 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      7.9 NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      IF TO THE BUYER OR THE        RELIABLE EXPLORATION, INC.
      FORMER SHAREHOLDERS:          868 PARKWAY LANE
                                    BILLINGS, MT  59101
                                    ATTENTION:  ALLEN REIN, KIM NORDBERG AND
                                                SCOTT SCHMITT

      COPY TO:                      THE PARKER LAW FIRM
                                    401 NORTH 31ST STREET
                                    BILLINGS, MONTANA 59103
                                    ATTENTION:  MR. MARK D. PARKER

      IF TO SELLER:                 GEOKINETICS INC.
                                    8401 WESTHEIMER, SUITE 150
                                    HOUSTON, TEXAS 77063
                                    ATTENTION: LYNN A. TURNER

      COPY TO:                      CHAMBERLAIN, HRDLICKA, WHITE,
                                    WILLIAMS & MARTIN
                                    1200 SMITH STREET, SUITE 1400
                                    HOUSTON, TEXAS 77002
                                    ATTENTION: JAMES J. SPRING, III

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      7.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Montana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

      7.11 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Requisite Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      7.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      7.13 EXPENSES. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Seller will bear the Seller's costs and expenses (including Seller's legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

      7.14 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

      7.15 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

      7.16 SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 7.17 below), in addition to any other remedy to which they may be entitled, at law or in equity.

      7.17 ATTORNEYS' FEES. In the event that the employment of counsel by any party becomes necessary to enforce this Agreement, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' fees, court costs, and all other reasonable costs and expenses incurred by the prevailing party as a result of enforcing its rights under this Agreement.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on as of the date first above written.

                                    SELLER:

                                    GEOKINETICS INC.


                                    /s/ THOMAS J. CONCANNON
                                    Thomas J. Concannon, Vice President

                                    BUYER:

                                    RNS, LLC



                                    BY:   /s/ ALLEN REIN
                                    NAME:     Allen Rein
                                    TITLE     Member


                                    FORMER SHAREHOLDERS:

                                    /s/ ALLEN REIN
                                    Allen Rein (Individually)

                                    /s/ SCOTT SCHMITT
                                    Scott Schmitt (Individually)

                                    /s/ KIM NORDBERG
                                    Kim Nordberg (Individually)